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                                                                   EXHIBIT 10.65

                AMENDMENT AND WAIVER NO. 1 TO CREDIT AGREEMENT


           AMENDMENT AND WAIVER NO. 1 (this "Amendment"), dated as of September 25, 1997, among SUPERIOR NATIONAL INSURANCE GROUP, INC., a Delaware corporation ("SNIG"), SUPERIOR PACIFIC INSURANCE GROUP, INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H:


           WHEREAS, SNIG, the Borrower, the Banks and the Administrative Agent are parties to the Credit Agreement, dated as of April 11, 1997 (as modified, supplemented and amended to the date hereof, the "Credit Agreement"); and

           WHEREAS, SNIG and the Borrower have requested, and the Banks party hereto are willing (subject to the terms and conditions hereof) to grant, a waiver in connection with a certain covenant contained in the Credit Agreement, and further the parties hereto wish to amend the Credit Documents as set forth below;

           NOW THEREFORE, it is agreed:

           1. On the Amendment Effective Date (as defined below), the Banks hereby waive compliance by the Borrower with the provisions set forth in Section 6.01(b) of the Credit Agreement solely with respect to the fiscal quarter ended on June 30, 1997.

           2. On the Amendment Effective Date, the Banks hereby waive compliance by the Borrower with the provisions of Section 7.02 of the Credit Agreement solely with respect to the Financial Reinsurance Contract entered or to be entered into between the Borrower and Centre Re having terms and conditions substantially the same as set forth in the Term Sheet dated June 30, 1997, a copy of which has been distributed to the Banks.

           3. On the Amendment Effective Date, the definition of "Statutory EBIT" in Section 9 of the Credit Agreement is hereby amended by (i) replacing the words "line 14(b)" therein with the words "line 14" and (ii) inserting at the end of such definition the following sentence:

                     "Notwithstanding the foregoing, with respect to any period which includes the quarter ended on June 30, 1997, Statutory EBIT shall be calculated without giving effect to up to $9,800,000 of expenses



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              which relate to the Acquisition and otherwise would result in a charge against earnings for such quarter."

           4. In order to induce the Administrative Agent and the Banks to enter into this Amendment, SNIG and the Borrower hereby represent and warrant that (x) no Default or Event of Default exists on the Amendment Effective Date after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents shall be true and correct in all material respects on the Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

           5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

           6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with SNIG, the Borrower and the Administrative Agent.

           7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

           8. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when each of SNIG, the Borrower, the Administrative Agent and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at its Notice Office.



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           IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                  SUPERIOR NATIONAL INSURANCE GROUP,
                                  INC.


                                  By: /s/
                                    -----------------------------------
                                    Name:
                                    Title:




                                  SUPERIOR PACIFIC INSURANCE GROUP, INC,


                                  By: /s/
                                    -----------------------------------
                                    Name:
                                    Title:



                                  THE CHASE MANHATTAN BANK,
                                  Individually and as Administrative Agent


                                  By: /s/
                                    -----------------------------------
                                    Name:
                                    Title:



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                                  DRESDNER BANK AG, New York Branch and
                                  Grand Cayman Branch


                                  By: /s/
                                    -----------------------------------
                                    Title:


                                  By: /s/
                                    -----------------------------------
                                    Title:





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                                  UNION BANK OF CALIFORNIA, N.A.


                                  By: /s/
                                    -----------------------------------
                                    Title:


                                  BANKBOSTON, N.A.


                                  By: /s/
                                    -----------------------------------
                                    Title:


                                  SANWA BANK CALIFORNIA


                                  By: /s/
                                    -----------------------------------
                                    Title:


                                  IMPERIAL BANK


                                  By: /s/
                                    -----------------------------------
                                    Title:



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